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                                                                    Exhibit 23.2
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 1997, which appears on page 3 of the Current Report on Form 8-K/A filed on October 22, 1997.



/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Chicago, Illinois
October 28, 1997